UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

Altus Midstream Company
(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	ALTM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On July 31, 2019, Altus Midstream Company (the “Company”) filed a Current Report on Form 8-K (the “Original Report”), reporting that, on July 31, 2019, the Company’s wholly-owned subsidiary, Altus Midstream Processing LP, closed its acquisition of a 33.0 percent equity interest in Breviloba, LLC, a Texas limited liability company (“Breviloba”). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Original Report to include certain financial statements of Breviloba and certain pro forma financial information of the Company, as required by Item 9.01(a) and Item 9.01(b), respectively, of Form 8-K.
Except as described in this Explanatory Note, this Amendment does not amend or otherwise update the Original Report. Therefore, this Amendment should be read in conjunction with the Original Report, including the Cautionary Note Regarding Forward-Looking Statements contained therein.

Item 9.01	Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
Breviloba’s audited financial statements as of and for the year ended December 31, 2018 and unaudited financial statements as of and for the six months ended June 30, 2019, and the accompanying notes thereto, are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The consent of Deloitte and Touche LLP, Breviloba’s independent auditor, is attached as Exhibit 23.1 to this Amendment.
(b)    Pro Forma Financial Information.
The Company’s unaudited pro forma consolidated balance sheet as of June 30, 2019 and unaudited pro forma consolidated statements of operations for the year ended December 31, 2018 and the six months ended June 30, 2019, and the accompanying notes thereto, are attached as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
(d)    Exhibits.
Exhibits are filed herewith.

Exhibit No.	Description

23.1	Consent of Deloitte and Touche LLP, Breviloba’s Independent Auditor.

99.1
Breviloba’s audited financial statements as of and for the year ended December 31, 2018 and unaudited financial statements as of and for the six months ended June 30, 2019, and the accompanying notes thereto.

99.2
Altus Midstream Company’s unaudited pro forma consolidated balance sheet as of June 30, 2019 and unaudited pro forma consolidated statements of operations for the year ended December 31, 2018 and the six months ended June 30, 2019, and the accompanying notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS MIDSTREAM COMPANY

Date:	September 27, 2019	/s/ Ben C. Rodgers
Ben C. Rodgers
Chief Financial Officer and Treasurer